                                                                EXHIBIT 10.27(d)

[SEAL APPEARS HERE]

                                 DEED OF TRUST

                                (Participation)

        THIS DEED OF TRUST, made this 28th day of April, 1994, by and between TRAVIS BOATS & MOTORS, INC., a Texas corporation hereinafter referred to as "Grantor," whose address is 13045 Research Boulevard, Austin, TX, WM. H. HARRISON, JR. hereinafter referred to as "Trustee," whose address is 3701 Lake Austin Boulevard, Austin, TX, CEN-TEX CERTIFIED DEVELOPMENT CORPORATION hereinafter referred to as "Beneficiary," who maintains an office and place of business at 3701 Lake Austin Boulevard, Austin, Texas 78703 in participation with the Small Business Administration, an agency of the United States.

        WITNESSETH, that for and in consideration of $1.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the Grantor does hereby bargain, sell, grant, assign, and convey unto the Trustee, his successors and assigns, all of the following described property situated and being in the County of Williamson, State of Texas

3.423 acres of land, more or less, being all of Lot 2-A, Block "B", AMENDED PLAT OF LOTS 1 AND 2, BLOCK "B", TRESS SONESTA SUBDIVISION, a subdivision in Williamson County, Texas, according to the map or plat thereof recorded in Cabinet I, Slides 385-386, Plat Records, Williamson, County Texas; SAVE AND EXCEPT that portion of said Lot 2-A conveyed to the State of Texas for right-of-way purposes by deed of record in Volume 1951, Page 210 of the Real Property Records of Williamson County, Texas, said 3.423 acres being more particularly described by metes and bounds in the attached Exhibit A, incorporated herein for
                                              ---------
all purposes.

Together with and including all buildings, all fixtures, including but not limited to all plumbing, heating, lighting, ventilating, refrigerating, incinerating, air conditioning apparatus, and elevators (the Trustor hereby declaring that it is intended that the items herein enumerated shall be deemed to have been permanently installed as part of the realty), and all improvements now or hereafter existing thereon; the hereditaments and appurtenances and all other rights thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, and the rents, issues, and profits of the above described property. To have and to hold the same unto the Trustee, and the successors in interest of the Trustee, forever, in fee simple or such other estate, if any, as is stated herein in trust, to secure the payment of a promissory note of this date, in the principal sum of $454,000.00 signed by

MARK T. WALTON, President

in behalf of TRAVIS BOATS & MOTORS, INC.

        1. This conveyance is made upon and subject to the further trust that the said Grantor shall remain in quiet and peaceable possession of the above granted and described premises and take the profits thereof to his own use until default be made in any payment of an installment due on said note or in the performance of any of the covenants or conditions contained therein or in this Deed of Trust; and, also to secure the reimbursement of the Beneficiary or any other holder of said note, the Trustee or any substitute trustee of any and all costs and expenses incurred, including reasonable attorneys' fees, on account of any litigation which may arise with respect to this Trust or with respect to the indebtedness evidenced by said note, the protection and maintenance of the property hereinabove described or in obtaining possession of said property after any sale which may be made as hereinafter provided.

        2. Upon the full payment of the indebtedness evidenced by said note and the interest thereon, the payment of all other sums herein provided for, the repayment of all monies advanced or expended pursuant to said note or this instrument, and upon the payment of all other proper costs, charges, commissions, and expenses, the above described property shall be released and reconveyed to and at the cost of the Grantor.

        3. Upon default in any of the covenants or conditions of this instrument or of the note or loan agreement secured hereby, the Beneficiary or his assigns may without notice and without regard to the adequacy of security for the indebtedness secured, either personally or by attorney or agent without bringing any action or proceeding, or by a receiver to be appointed by the court, enter upon and take possession of said property or any part thereof, and do any acts which Beneficiary deems proper to protect the security hereof, and either with or without taking possession of said property, collect and receive the rents, royalties, issues and profits thereof, including rents accrued and unpaid, and apply the same, less costs of operation and collection, upon the indebtedness secured by this Deed of Trust, said rents, royalties, issues, and profits, being hereby assigned to Beneficiary as further security for the payment of such indebtedness. Exercise of rights under this paragraph shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice but shall be cumulative to any right and remedy to declare a default and to cause notice of default to be recorded as hereinafter provided, and cumulative to any other right and/or remedy hereunder, or provided by law, and may be exercised concurrently or independently. Expenses incurred by Beneficiary hereunder including reasonable attorneys' fees shall be secured hereby.

        4. The Grantor covenants and agrees that if he shall fail to pay said indebtedness, or any part thereof, when due, or shall fail to perform any covenant or agreement of this instrument or of the promissory note secured hereby, the entire indebtedness hereby secured shall immediately become due, payable, and collectible without notice, at the option of the Beneficiary or assigns, regardless of maturity, and the Beneficiary or assigns may enter upon said property and collect the rents and profits thereof. Upon such default in payment or performance, and before or after such entry, the Trustee, acting in the execution of this Trust, shall have the power to sell said property, and it shall be the Trustee's duty to sell said property (and in case of any default of any purchaser, to resell) at public auction, to the highest bidder, first giving four weeks' notice of the time, terms, and place of such sale, by advertisement not less than once during each of said four weeks in a newspaper published or distributed in the county or political subdivision in which said property is situated, all other notice being hereby waived by the Grantor (and the Beneficiary or any person on behalf of the Beneficiary may bid and purchase at such sale). Such sale will be held at a suitable place to be selected by the Beneficiary within said county or political subdivision. The Trustee is hereby authorized to execute and deliver to the purchaser at such sale a sufficient conveyance of said property, which conveyance shall contain recitals as to the happening of default upon which the execution of the power of sale herein granted depends; and the said Grantor hereby constitutes and appoints the Trustee as his agent and attorney in fact to make such recitals and to execute said conveyances and hereby covenants and agrees that the recitals so made shall be binding and conclusive upon the Grantor, and said conveyance shall be effectual to bar all equity or right of redemption, homestead, dower, right of appraisement, and all other rights and exemptions of the Grantor, all of which are hereby expressly waived and conveyed to the Trustee. In the event of a sale as hereinabove provided, the Grantor, or any person in possession under the Grantor, shall then become and be tenants holding over and shall forthwith deliver possession to the purchaser at such sale or be summarily dispossessed, in accordance with the provisions of law applicable to tenants holding over.
The power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and are granted as cumulative to all other remedies for the collection of said indebtedness. The Beneficiary or Assigns may take any other appropriate action pursuant to state or Federal statute either in state or Federal court or otherwise for the disposition of the property.

     5. In the event of a sale as provided in paragraph 4, the Trustee shall be paid a fee by the Beneficiary in an amount not in excess of 5 percent of the gross amount of said sale or sales, provided, however, that the amount of such fee shall be reasonable and shall be approved by the Beneficiary as to reasonableness. Said fee shall be in addition to the costs and expenses incurred by the Trustee in conducting such sale. The amount of such costs and expenses shall be deducted and paid from the sale's proceeds. It is further agreed that if said property shall be advertised for sale as herein provided and not sold, the Trustee shall be entitled to a reasonable fee, in an amount acceptable to the Beneficiary for the services rendered. The Trustee shall also be reimbursed by the Beneficiary for all costs and expenses incurred in connection with the advertising of said property for sale if the sale is not consummated.

     6. The proceeds of any sale of said property in accordance with paragraph 4 shall be applied first to payments of fees, costs, and expenses of said sale, the expenses incurred by the Beneficiary for the purpose of protecting or maintaining said property and reasonable attorneys' fees; secondly, to payment of the indebtedness secured hereby; and thirdly, to pay any surplus or excess to the person or persons legally entitled thereto.

     7. In the event said property is sold pursuant to the authorization contained in this instrument or at a judicial foreclosure sale and the proceeds are not sufficient to pay the total indebtedness secured by this instrument and evidenced by said promissory note, the Beneficiary will be entitled to a deficiency judgement for the amount of the deficiency without regard to appraisement, the Grantor having waived and assigned all rights of appraisement to the Trustee.

     8.  The Grantor covenants and agrees as follows:

          a. He will promptly pay the indebtedness evidenced by said promissory note at the times and in the manner therein provided.

          b. He will pay all taxes, assessments, water rates, and other governmental or municipal charges, fines or impositions, for which provision has not been made hereinbefore, and will promptly deliver the official receipts therefor to the Beneficiary.

          c. He will pay such expenses and fees as may be incurred in the protection and maintenance of said property, including the fees of any attorney employed by the Beneficiary for the collection of any or all of the indebtedness hereby secured, of such expenses and fees as may be incurred in any foreclosure sale by the Trustee, or court proceedings or in any other litigation or proceeding affecting said property, and attorneys' fees reasonably incurred in any other way.

          d. The rights created by this conveyance shall remain in full force and effect during any postponement or extension of the time of the payment of the indebtedness evidenced by said note or any part thereof secured hereby.

          e. He will continuously maintain hazard insurance of such type or types and in such amounts as the Beneficiary may from time to time require, on the improvements now or hereafter on said property, and will pay promptly when due any premiums therefor. All insurance shall be carried in companies acceptable to Beneficiary and the policies and renewals thereof shall be held by Beneficiary and have attached thereto loss payable clauses in favor of and in form acceptable to the Beneficiary. In the event of loss, Grantor will give immediate notice in writing to Beneficiary and Beneficiary may make proof of loss if not made promptly by Grantor, and each insurance company concerned is hereby authorized and directed to make payment for such loss directly to Beneficiary instead of to Grantor and Beneficiary jointly, and the insurance proceeds, or any part thereof, may be applied by Beneficiary at its option either to the reduction of the indebtedness hereby secured or to the restoration or repair of the property damaged. In the event of a Trustee's sale or other transfer of title to said property in extinguishment of the indebtedness secured hereby, all right, title, and interest of the Grantor in and to any insurance policies then in force shall pass at the option of the Beneficiary to the purchaser or Beneficiary.

          f. He will keep the said premises in as good order and condition as they are now and will not commit or permit any waste thereof, reasonable wear and tear excepted, and in the event of the failure of the Grantor to keep the buildings on said premises and those to be erected on said premises, or improvements thereon, in good repair, the Beneficiary may make such repairs as in the Beneficiary's discretion it may deem necessary for the proper preservation thereof, and any sums paid for such repairs shall bear interest from the date of payment at the rate specified in the note, shall be due and payable on demand and shall be fully secured by this Deed of Trust.

          g. He will not without the prior written consent of the Beneficiary voluntarily create or permit to be created against the property subject to this Deed of Trust any lien or liens inferior or superior to the lien of this Deed of Trust and further that he will keep and maintain the same free from the claim of all persons supplying labor and materials which will enter into the construction of any and all buildings now being erected or to be erected on said premises.

          h. He will not rent or assign any part of the rent of said property or demolish, remove, or substantially alter any building without the written consent of the Beneficiary.

     9. In the event the Grantor fails to pay any Federal, state, or local tax assessment, income tax or other tax lien, charge, fee, or other expense charged to the property hereinabove described, the Beneficiary is hereby authorized to pay the same and any sum so paid by the Beneficiary shall be added to and become a part of the principal amount of the indebtedness evidenced by said promissory note. If the Grantor shall pay and discharge the indebtedness evidenced by said promissory note, and shall pay such sums and shall discharge all taxes and liens and the costs, fees, and expenses of making, enforcing and executing this Deed of Trust, then this Deed of Trust shall be canceled and surrendered.

     10. The Grantor covenants that he is lawfully seized and possessed of and has the right to sell and convey said property; that the same is free from all encumbrances except as hereinabove recited; and that he hereby binds himself and his successors in interest to warrant and defend the title aforesaid thereto and every part thereof against the lawful claims of all persons whomsoever.

     11. For better security of the indebtedness hereby secured the Grantor, upon the request of the Beneficiary, its successors or assigns, shall execute and deliver a supplemental mortgage or mortgages covering any additions, improvements, or betterments made to the property hereinabove described and all property acquired after the date hereof (all in form satisfactory to Grantee). Furthermore, should Grantor fail to cure any default in the payment of a prior or inferior encumbrance on the property described by this instrument, Grantor hereby agrees to permit Beneficiary to cure such default, but Beneficiary is not obligated to do so; and such advances shall become part of the indebtedness secured by this instrument, subject to the same terms and conditions.

     12. That all awards of damages in connection with any condemnation for public use of or injury to any of said property are hereby assigned and shall be paid to Beneficiary, who may apply the same to payment of the installments last due under said note, and the Beneficiary is hereby authorized, in the name of the Grantor, to execute and deliver valid acquittances thereof and to appeal from any such award.

     Grantor represents, warrants and covenants that the note hereby secured renews and extends the sum of $440,000.00 that Grantor owes on a prior note in the original principal sum of $440,000.00, which is dated of even date herewith, executed by TRAVIS BOATS & MOTORS, INC., and payable to the order of NATIONSBANK OF TEXAS, N.A. The prior note is more fully described in and secured by a deed of trust on the property, dated of even date herewith, recorded in the Real Property Records of Williamson County, Texas. Grantor acknowledges that the liens on the property securing the prior note are valid, that they subsist against the property, and that by this deed of trust they are renewed and extended in full force to secure payment of the note secured by this deed of trust. All liens on the property securing payment of the prior note are renewed and extended by this deed of trust without regard to how they are created or evidenced. The prior note and all liens securing it have been assigned and transferred to Beneficiary. The note hereby secured also represents $14,000.00 in cash that Beneficiary advanced to Grantor at Grantor's request. Grantor acknowledges receipt of the amount advanced. The terms of the prior note and the deed of trust renewed and extended are modified to the terms of the note hereby secured and this deed of trust.

     This deed of trust is subject to the exceptions to conveyance and warranty set out in Exhibit B, incorporated herein for all purposes. If Grantor fails to
           ---------
pay any part of principal or interest secured by a prior lien or liens on the property when it becomes payable or defaults on any prior lien instrument, the debt secured by this deed of trust shall immediately become payable at the option of Beneficiary.

     If any portion of the note secured hereby cannot be lawfully secured by this deed of trust, payments shall be applied first to discharge that portion. If any portions of the note secured hereby are secured by liens which have a priority that is different than the priority of the liens securing any other portions of the note, payments shall be applied, at Beneficiary's option, first to discharge those portions of the note secured by liens with the lowest priority.

     13. The irrevocable right to appoint a substitute trustee or trustees is hereby expressly granted to the Beneficiary, his successors or assigns, to be exercised at any time hereafter without notice and without specifying any reason therefor, by filing for record in the office where this instrument is recorded an instrument of appointment. The Grantor and the Trustee herein named or that may hereinafter be substituted hereunder expressly waive notice of the exercise of this right as well as any requirement or application to any court for the removal, appointment or substitution of any trustee hereunder.

     14. Notice of the exercise of any option granted herein to the Beneficiary or to the holder of the note secured hereby is not required to be given the Grantor, the Grantor having hereby waived such notice.

     15. If more than one person joins in the execution of this instrument as Grantor of if anyone so joined be of the feminine sex, the pronouns and relative words used herein shall be read as if written in the plural or feminine, respectively, and the term "Beneficiary" shall include any payee of the indebtedness hereby secured or any assignee or transferee thereof whether by operation of law or otherwise. The covenants herein contained shall bind and the rights herein granted or conveyed shall inure to the respective heirs, executors, administrators, successors, and assigns of the parties hereto.

     16. In compliance with section 101.1(d) of the Rules and Regulations of the Small Business Administration [13 C.F.R. 101.1(d)], this instrument is to be construed and enforced in accordance with applicable Federal law.

     17. A judicial decree, order, or judgment holding any provision or portion of this instrument invalid or unenforceable shall not in any way impair or preclude the enforcement of the remaining provisions or portions of this instrument.

     IN WITNESS WHEREOF, the Grantor has executed this instrument and the Trustee and Beneficiary have accepted the delivery of this instrument as of the day and year aforesaid.

     This deed of trust places a lien on all goods that are or are to become fixtures related to the above-described real property and improvements. It is intended that as to those goods, and pursuant to Article 9.402(f), Texas Business and Commerce Code, this deed of trust shall be effective as a financing statement filed as a fixture filing from the date of its filing for record, with the Grantor as debtor and Beneficiary as secured party.

                                        TRAVIS BOATS & MOTORS, INC.


                                        By: /s/ MARK T. WALTON
                                           -------------------------------------
                                        MARK T. WALTON, President


                                        Attest:  /s/ MICHAEL B. PERRINE
                                               ---------------------------------
                                        MICHAEL B. PERRINE, Secretary


STATE OF TEXAS

COUNTY OF WILLIAMSON

     This instrument was acknowledged before me on April 28, 1994 by MARK T. WALTON, President of TRAVIS BOATS & MOTORS, INC., a Texas corporation, on behalf of said corporation.


                                        /s/ MIKE CUMBERLAND
                                        ----------------------------------------
                                        Notary Public, State of Texas

[SEAL]  MIKE CUMBERLAND
         Notary Public,
         State of Texas
     My Comm. Exp. 06/07/94

                                   Exhibit A
                                   ---------

                               LEGAL DESCRIPTION

3.423 ACRES OF LAND, MORE OR LESS, BEING ALL OF LOT 2-A, BLOCK "B", AMENDED PLAT OF LOTS 1 AND 2, BLOCK "B", TRESS SONESTA SUBDIVISION, A SUBDIVISION IN WILLIAMSON COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN CABINET 1, SLIDES 385-386, PLAT RECORDS, WILLIAMSON COUNTY, TEXAS; SAVE AND EXCEPT THAT PORTION OF SAID LOT 2-A CONVEYED TO THE STATE OF TEXAS FOR RIGHT-OF-WAY PURPOSES BY DEED OF RECORD IN VOLUME 1951, PAGE 210 OF THE REAL PROPERTY RECORDS OF WILLIAMSON COUNTY, TEXAS, SAID 3.423 ACRES BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING at a 1/2" iron rod found in the southerly right-of-way line of Hunters Chase Drive (90 foot R.O.W.) for the most northeasterly corner of Lot 1-A of said Amended Plat, same being the most northerly, northwest corner of the said Lot 2-A and the tract herein described;

THENCE, N 77 degrees 19' 11" E, along the southerly line of said Hunters Chase Drive, same being the north line of the said Lot 2-A, a distance of 70.00 feet to a punch hole chiseled in a concrete drainage structure for the most northeasterly corner of the said Lot 2-A, same being the northwest corner of Lot 3 of the Tress Sonesta Subdivision, Blocks A and B, a subdivision of record in Cabinet G, Slides 380 through 383 of the said Plat Records;

THENCE, leaving the south line of said Hunters Chase Drive, along the common line between the said Lot 2-A and Lot 3, the following two courses and distances:

1.   S 12 degrees 40' 49" E, 324.64 feet to a 1/2" rod set for an angle point;

2. S 55 degrees 50' 32" E, 157.67 feet to a 1/2" iron rod set for the most easterly corner of the said Lot 2-A, same being an angle point in the northwesterly line of Lot 5 of said Tress Sonesta Subdivision;

THENCE, S 32 degrees 51' 38" W, along the common line between the said Lot 2-A and Lot 3, a distance of 385.91 feet to a 1/2" iron rod found in the curving northeasterly right-of-way line of U.S. Highway 183 (R.O.W. varies) for the most southerly corner of the tract herein described, same being the most easterly corner of that portion of the said Lot 2-A conveyed to the State of Texas for right-of-way purposes; from which, a 1/2" iron rod found for the most southerly corner of Lot 2-A, bears S 32 degrees 51' 38" W, 64.09 Feet.

Exhibit A - Legal Description         -1-

THENCE, leaving the southeasterly line of, and continuing across the said Lot 2-A, along the northeasterly line of the said U.S. Highway 183, the following two courses and distances:

1. along a curve to the right having a radius of 5554.58 feet, a central angle of 00 degrees 05' 50", a chord distance of 9.42 feet (chord bears N 54 degrees 13' 04" W), an arc distance of 9.42 feet to a 1/2" iron rod set for the point of tangency;

2. N 54 degrees 10' 10" W, 336.33 feet to a 1/2" iron rod found in the northwesterly line of the said Lot 20A, same being the southeasterly line of the said Lot 1-A, for the most northerly corner of the said portion of Lot 2-A conveyed to the tate for right-of-way; same being the most westerly corner of the tract herein described;

THENCE, leaving the northeasterly line of said U.S. Highway 183, along the common line between the said Lot 1-A and the said Lot 2-A, the following three courses and distances:

1. N 35 degrees 50' 11" E, 456.04 feet to a 1/2" iron rod found for an angle point;

2. N 21 degrees 18' 26" W, 100.00 feet to a 1/2" iron rod found for an angle point;

3.   N 12 degrees 40' 49" W, 50.00 feet to the POINT OF BEGINNING, containing
     3.423 acres of land area within these metes and bounds.

Exhibit A - Legal Description         -2-

                                   EXHIBIT B

                                     NONE